EXHIBIT 10.58

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by [***], have been separately filed with the Securities and Exchange Commission.

FIRST AMENDMENT TO DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT

This First Amendment to Development, Manufacturing and Supply Agreement (the “Agreement Amendment”) dated as of August  15, 2006 (the “Effective Date”) between Kensey Nash Corporation, a Delaware corporation, having its principal place of business at 735 Pennsylvania Avenue, Exton, PA  19341 (hereinafter referred to as “KNC”) and BioMimetic Therapeutics, Inc. (formerly, BioMimetic Pharmaceuticals Inc.), a  Delaware corporation, having its principal place of business at 389-A Nichol Mill Lane, Franklin, TN  37067 (hereinafter referred to as “BMPI”).

WHEREAS KNC and BMPI entered into a Development, Manufacturing and Supply Agreement dated June 28, 2005 (“Agreement”);

WHEREAS BMPI desires to have KNC available as an alternative source for the tricalcium phosphate (“TCP”) component of the Commercial Products;

WHEREAS KNC has incurred greater than anticipated costs associated with developing and testing Commercial Products, and BMPI has agreed to accelerate certain milestone payments to compensate KNC for incurring such cost; and

WHEREAS pursuant to Section 16.2 of the Agreement the parties now desire to amend the Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual agreements contained herein, the parties agree as follows:

1.  Section 1.22 of the Agreement shall be replaced by the following:

1.22	"Injectable Products" shall mean [***], as set forth in Schedule C.

2.  Section 1.39 of the Agreement shall be replaced by the following:

1.39	"Putty Products" shall mean [***], as set forth in the Product Specifications in Schedule C.

3.  Section 1.47 of the Agreement shall be replaced by the following:

1.47
"Sheet Products" shall mean the sheet form carrier made from the Sheet Technology which may incorporate TCP (supplied either by BMPI or KNC as the Parties may elect), as set forth in the Product Specifications in Schedule C.

[***]  Redacted pursuant to confidential treatment request.

4.  Section 4.5(a) of the Agreement shall be replaced by the following:

4.5	BMPI agrees to:

a.
timely provide KNC, at no charge, with either: (1) BMPI's TCP, and any required Proprietary Molecule(s), or (2) the required Proprietary Molecule(s) alone; such materials shall be provided in sufficient amounts in order to enable KNC to satisfy its manufacturing and delivery obligations with respect to the Products;

5.  The following Section 4.4(k) shall be hereby added to the Agreement, to further define and limit KNC’s responsibility following any election, by BMPI, not to supply TCP, under Section 4.5(a) of the Agreement:

4.4	KNC agrees to:

k.
  perform additional testing necessary in order to satisfy that it meets the Specifications and supply the Certificate of Conformance and Certificate of Analysis, following any election by BMPI under Section 4.5(a), herein, to not supply TCP to KNC.  KNC shall not be responsible for any other additional testing that may be required as a result of such election by BMPI.

6.  The following Section 4.5(m) shall be hereby added to the Agreement, to further define BMPI’s responsibility following any election not to supply TCP, under Section 4.5(a) of the Agreement:

4.5	BMPI agrees to:

m.
be solely responsible for all necessary Approvals to market the Commercial Products including any re-approvals, in-vitro, in-vivo, and related tests (other than those tests for which KNC is responsible for under 4.4(k)), required due to BMPI’s election under Section 4.5(a), herein, to not supply TCP to KNC.

7.  Section 14.4 of the Agreement shall be replaced by the following:

14.4
If during the Term, including any Post-Term Supply, KNC intentionally discontinues supply of Product for any reason other than pursuant to Section 14.1, KNC shall: (1) supply BMPI with two years of Material at KNC’s then current list price based upon the most recent Purchase Commitment amount, (2) [***], for the balance of the then existing Term, but in no case less than three (3) years from the date of discontinuation of supply, and (3) provide BMPI with name of its TCP supplier(s) and the terms under which it purchases TCP from such supplier(s).

[***]  Redacted pursuant to confidential treatment request.

8.  Schedule D of the Agreement shall be replaced by the “Amended Schedule D” which is attached hereto, and made part of this Amendment.

9.  The Amended Schedule D applies in cases wherein BMPI supplies both the required TCP and the Proprietary Molecule, as indicated thereon; however, should BMPI elect to not supply the TCP, pursuant to Section 4.5(a), as herein amended, the pricing of Schedule D2, attached hereto and made a part hereof, shall apply.

10.  Section 6.1(f) of the Agreement shall be replaced by the following:

f.	[***] upon receipt of Approval for marketing of the first Approved Commercial Product for percutaneous applications of such Approved Commercial Product for closed fractures;

11.  As consideration for all additional services provided by KNC in developing and testing Commercial Products, the following subsections (m) and (n) shall be added to Section 6.1 of the Agreement:

m.	[***] upon the first enrollment of the first patient in a clinical trial for US or European Approval for use of a Commercial Product in an open surgical procedure; and

n.	[***] upon the first enrollment of the first patient in a clinical trial for US or European Approval for use of a Commercial Product in a closed surgical procedure.

12.  This First Amendment is meant to amend, modify or supersede only those specific Sections, rights, responsibilities, liabilities and/or covenants expressly referred to in this First Amendment, and only to the extent so referred to; and accordingly all other Sections and covenants of the Agreement shall remain unaffected and shall continue to have full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement Amendment through their duly authorized representatives as of the date first written above.

BIOMIMETIC THERAPEUTICS, INC.		KENSEY NASH CORPORATION

By:	/s/ Samuel E. Lynch	By:	/s/Joseph W. Kaufmann
	Samuel E. Lynch, DDS		Joseph W. Kaufmann
	President & CEO		President & CEO

[***]  Redacted pursuant to confidential treatment request.

Amended Schedule D

Kensey Nash Corporation and BioMimetic Therapeutics Inc.
DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT
August  __, 2006

Transfer Price

The following pricing shall apply in the event that BMPI elects under 4.5(a) to supply to KNC both the required TCP and Proprietary Molecule(s) in order to produce the Product:

Combined Annual Unit Volume Pricing *

	[***] Units			[***] Units			[***] Units			[***] Units and greater
Product Size and Configuration **

3 cc Putty	$	[***	]	$	[***	]	$	[***	]	$	[***	]
5 cc Putty	$	[***	]	$	[***	]	$	[***	]	$	[***	]
10 cc Putty	$	[***	]	$	[***	]	$	[***	]	$	[***	]

3 cc Injectable	$	[***	]	$	[***	]	$	[***	]	$	[***	]
5 cc Injectable	$	[***	]	$	[***	]	$	[***	]	$	[***	]
10 cc Injectable	$	[***	]	$	[***	]	$	[***	]	$	[***	]

Sheet	TBD			TBD			TBD			TBD

* Any combination of product configurations purchased annually.
** Volume after hydration with PDGF

[***]  Redacted pursuant to confidential treatment request.

Schedule D2

Kensey Nash Corporation and BioMimetic Therapeutics Inc.
DEVELOPMENT, MANUFACTURING AND SUPPLY AGREEMENT
August 15, 2006

The following pricing shall apply in the event that BMPI elects under Section 4.5(a), as amended, not to supply to KNC the TCP required to produce the Product:

Combined Annual Unit Volume Pricing *

	[***] Units			[***] Units			[***] Units			[***] Units and greater
Product Size and Configuration **	Assumes TCP Provided by KNC

3 cc Putty	$	[***	]	$	[***	]	$	[***	]	$	[***	]
5 cc Putty	$	[***	]	$	[***	]	$	[***	]	$	[***	]
10 cc Putty	$	[***	]	$	[***	]	$	[***	]	$	[***	]

3 cc Injectable	$	[***	]	$	[***	]	$	[***	]	$	[***	]
5 cc Injectable	$	[***	]	$	[***	]	$	[***	]	$	[***	]
10 cc Injectable	$	[***	]	$	[***	]	$	[***	]	$	[***	]

Sheet	TBD			TBD			TBD			TBD

* Any combination of product configurations purchased annually.
** Volume after hydration with PDGF

[***]  Redacted pursuant to confidential treatment request.